UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2005

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
Incorporation or Organization)	Number)

2828 North Haskell Avenue
Dallas, Texas		75204

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 841-6111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     Affiliated Computer Services, Inc. (the “Company”) has appointed The Bank of New York Trust Company, N.A. (“Bank of New York Trust”), as successor trustee under the Form of Senior Indenture (the “Initial Form of Indenture”) filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-68656), and Bank of New York Trust has accepted the appointment. Bank of New York Trust acquired the corporate trust business of the U.S. Trust Company of Texas, N.A., the predecessor trustee under the Initial Form of Indenture, in June 2001. The Company has filed a new Form of Senior Indenture as Exhibit 4.1 to this Current Report with the changes necessary to reflect the appointment of Bank of New York Trust, as trustee, along with certain other changes to Sections 1.01 and 7.07 of the Initial Form of Indenture, which Form of Senior Indenture replaces in its entirety the Initial Form of Indenture. The Company has also filed as Exhibit 25.1 to this Current Report the Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of Bank of New York Trust. Both exhibits are incorporated by reference into the Company’s Registration statement referenced above.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

4.1	—	Form of Senior Indenture*
25.1	—	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A.

*	This Form of Senior Indenture replaces in its entirety that certain Form of Senior Indenture filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-68656).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: May 31, 2005
By:	/s/ William L. Deckelman, Jr.
William L. Deckelman, Jr.
Executive Vice President, Corporate Secretary and General Counsel

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

4.1	—	Form of Senior Indenture*
5.1	—	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 of The Bank of New York Trust Company, N.A.

*	This Form of Senior Indenture replaces in its entirety that certain Form of Senior Indenture filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-68656).